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                                                                   EXHIBIT 10.19

                                                                       EXHIBIT A


                          ARONEX PHARMACEUTICALS, INC.

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         This First Amendment to Employment Agreement (the "First Amendment") is executed and dated effective as of the 18th day of January, 2001 between Aronex Pharmaceuticals, Inc. (the "Company") and Geoffrey F. Cox, Ph.D. ("Executive").

         WHEREAS, the Company and Executive entered into an Employment Agreement dated as of November 3, 1997 (the "Employment Agreement");

         WHEREAS, the Company and Executive now wish to amend certain provisions of the Employment Agreement;

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein, the parties hereto agree as follows:

         1. Capitalized terms used but not defined herein have the respective meanings set forth in the Employment Agreement.

         2. Section 3(c) of the Employment Agreement is hereby amended by replacing each of the references to the years 1998, 1999, 2000 and 2001 in subsections (i) through (iv) of Section 3(c), respectively, with the years 1999, 2000, 2001 and 2002, respectively.

         3. Section 3(e) of the Employment Agreement is hereby amended by amending the third sentence of Section 3(e), which currently reads "Such options shall become vested with respect to all remaining unvested shares in the event the Executive terminates his employment for Good Reason (as defined below)" to add the following language to the end of such sentence: "or in the event the Executive is terminated without Cause (as defined below) within twelve months following a Change of Control (as defined below)."

         4. Section 6(e)(i) of the Employment Agreement is hereby amended and restated in its entirety as follows:

                  "(i) pay to the Executive, within 30 days after the date of such termination, a lump sum cash payment equal to 1.5 times the Executive's then current annual salary; provided, however, that in the event the Executive is terminated without Cause within twelve months following a Change of Control or the Executive terminates his employment for Good Reason, then such lump cash payment shall equal 2.5 times the Executive's then current annual salary; and"

         5. Except as amended and modified by this First Amendment, the Employment Agreement shall continue in full force and effect. The Employment Agreement and this First Amendment shall be construed as one and the same instrument.

         6. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same


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                                                                       EXHIBIT A


instrument, and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

         7. This First Amendment (i) constitutes the entire contract between the parties relative to the amendments to the Employment Agreement made hereby, (ii) supersedes all prior agreements, consents and understandings relating to such amendments and (iii) may not be contradicted by evidence of prior contemporaneous or subsequent oral agreements of the parties.

         8. This First Amendment shall be construed and enforced in accordance with the laws of the State of Texas.

         9. This First Amendment shall be binding upon and shall inure to the benefit of and enforceable by the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to the Employment Agreement effective for all purposes as of the date first above written.

EXECUTIVE                               COMPANY

                                        ARONEX PHARMACEUTICALS, INC.



/s/Geoffrey F. Cox, Ph.D.               By:    /s/ Terance A. Murnane
- ---------------------------------              ---------------------------------
Geoffrey F. Cox, Ph.D.                  Name:  Terance A. Murnane
                                               ---------------------------------
                                        Title: Controller
                                               ---------------------------------


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